UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04547

Exact name of registrant as specified in charter:	Voyageur Mutual Funds III

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	April 30

Date of reporting period:	July 31, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Large Cap Core Fund

July 31, 2011

	Number of
	Shares	Value
Common Stock – 97.93%
Basic Materials – 5.05%
Agrium	150	$13,107
Celanese Series A	700	38,592
Cliffs Natural Resources	120	10,778
Eastman Chemical	180	17,386
†Owens-Illinois	620	14,365
		94,228
Business Services – 0.82%
Towers Watson Class A	250	15,288
		15,288
Capital Goods – 9.59%
Caterpillar	250	24,698
Cummins	140	14,683
Deere	270	21,198
Fluor	330	20,965
Honeywell International	620	32,922
Lockheed Martin	230	17,418
United Technologies	570	47,218
		179,102
Communication Services – 3.12%
AT&T	1,220	35,697
Vodafone Group ADR	800	22,480
		58,177
Consumer Discretionary – 4.38%
Kohl's	310	16,960
Macy's	950	27,427
Nordstrom	450	22,572
Target	290	14,932
		81,891
Consumer Staples – 8.61%
CVS Caremark	980	35,623
General Mills	540	20,169
Jarden	470	14,565
Kimberly-Clark	290	18,954
Procter & Gamble	830	51,037
Starbucks	510	20,446
		160,794
Credit Cyclicals – 0.99%
†Ford Motor	1,520	18,559
		18,559
Energy – 13.12%
Apache	160	19,795
Baker Hughes	210	16,250
Chevron	220	22,884
Exxon Mobil	820	65,428
National Oilwell Varco	240	19,337
†Newfield Exploration	340	22,923
Noble	270	9,955
Occidental Petroleum	330	32,399
Schlumberger	400	36,148
		245,119
Financials – 11.89%
AFLAC	420	19,345
Bank of New York Mellon	660	16,573
BlackRock	60	10,708
Capital One Financial	470	22,466
Goldman Sachs Group	230	31,043
†IntercontinentalExchange	160	19,728
JPMorgan Chase	880	35,596
Prudential Financial	540	31,687
Wells Fargo	1,250	34,925
		222,071
Healthcare – 11.89%
†Amgen	360	19,692
†Celgene	300	17,790
†Express Scripts Class A	600	32,556
†Gilead Sciences	540	22,874
Merck	1,290	44,028
Pfizer	2,564	49,331
UnitedHealth Group	720	35,734
		222,005
Media – 3.17%
Comcast Special Class A	1,190	27,775
Viacom Class B	650	31,473
		59,248

Technology – 22.23%
Accenture Class A	310	18,333
†Apple	190	74,192
†Check Point Software Technologies	400	23,060
Cisco Systems	570	9,103
†Cognizant Technology Solutions Class A	190	13,275
†EMC	1,360	35,469
Expedia	580	18,380
†Google Class A	80	48,295
Intel	1,280	28,582
Microsoft	1,930	52,882
†NetApp	420	19,958
†ON Semiconductor	2,020	17,554
Oracle	290	8,868
QUALCOMM	610	33,416
†Yahoo	1,050	13,755
		415,122
Transportation – 3.07%
Norfolk Southern	500	37,850
Union Pacific	190	19,471
		57,321
Total Common Stock (cost $1,551,213)		1,828,925

	Principal
	Amount
Short-Term Investments – 2.13%
≠Discount Notes – 0.81%
Federal Home Loan Bank
0.006% 8/3/11	$711	711
0.01% 8/11/11	4,158	4,157
0.015% 9/1/11	115	115
0.02% 9/20/11	230	230
0.04% 11/2/11	230	230
0.05% 8/6/11	8,941	8,941
Freddie Mac 0.05% 11/2/11	761	761
		15,145
Repurchase Agreement – 0.16%
BNP Paribas 0.14%, dated 7/29/11, to be
repurchased on 8/1/11, repurchase price $3,059
(collateralized by U.S. government obligations 3.875%
4/15/29; market value $3,120)	3,059	3,059
		3,059
≠U.S. Treasury Obligations – 1.16%
U.S. Treasury Bills
0.002% 8/11/11	2,280	2,280
0.037% 8/4/11	19,275	19,275
		21,555
Total Short-Term Investments (cost $39,759)		39,759

Total Value of Securities – 100.06%
(cost $1,590,972)		1,868,684
Other Liabilities Net of Receivables and Other Assets – (0.06%)		(1,122)
Net Assets Applicable to 219,458 Shares Outstanding – 100.00%		$1,867,562

†Non income producing security.
≠The rate shown is the effective yield at the time of purchase.

ADR – American Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds III – Delaware Large Cap Core Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and asked prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (April 30, 2008 – April 30, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on July 29, 2011.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At July 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At July 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$1,600,221
Aggregate unrealized appreciation	$321,825
Aggregate unrealized depreciation	(53,362)
Net unrealized appreciation	$268,463

For federal income tax purposes, at April 30, 2011, capital loss carryforwards of $402,195 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $100,792 expires in 2017 and $301,403 expires in 2018.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2011:

	Level 1	Level 2	Total
Common Stock	$1,828,925	$-	$1,828,925
Short-Term Investments	3,059	36,700	39,759
Total	$1,831,984	$36,700	$1,868,684

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended July 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of July 31, 2011.

4. Credit and Market Risk
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of July 31, 2011, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to July 31, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Select Growth Fund

July 31, 2011

	Number of
	Shares	Value
Common Stock – 94.67%²
Consumer Discretionary – 23.99%
†Apollo Group Class A	463,950	$23,582,578
†Ctrip.com International ADR	270,300	12,460,830
†DineEquity	55,600	2,896,760
Intertek Group	87,900	2,760,162
†Interval Leisure Group	247,400	3,179,090
*†ITT Educational Services	168,250	14,413,978
Lowe's	279,400	6,029,452
LVMH Moet Hennessy Louis Vuitton	20,775	3,808,045
NIKE Class B	35,050	3,159,758
*†priceline.com	38,275	20,578,553
†RPX	25,500	682,125
*Staples	87,800	1,410,068
*Strayer Education	107,700	13,101,705
Weight Watchers International	150,200	11,593,938
		119,657,042
Consumer Staples – 4.17%
Danone	55,833	3,980,737
*†Peet's Coffee & Tea	210,500	12,293,200
Whole Foods Market	68,000	4,535,600
		20,809,537
Energy – 4.30%
Core Laboratories	64,895	7,052,789
*Energy Transfer Equity	45,000	1,859,850
EOG Resources	109,050	11,123,100
Williams	45,000	1,426,500
		21,462,239
Financial Services – 15.27%
†Affiliated Managers Group	46,900	4,893,077
Bank of New York Mellon	56,906	1,428,910
BM&FBovespa	443,200	2,605,210
†CB Richard Ellis Group Class A	108,000	2,354,400
CME Group	28,100	8,126,239
Heartland Payment Systems	231,000	4,860,240
†IntercontinentalExchange	117,625	14,503,163
MasterCard Class A	79,700	24,169,025
†MSCI Class A	135,100	4,794,699
Visa Class A	98,300	8,408,582
		76,143,545
Healthcare – 10.81%
*†ABIOMED	126,000	2,080,260
Allergan	178,250	14,493,507
*†athenahealth	80,600	4,738,474
Covidien	66,200	3,362,298
†Gilead Sciences	95,150	4,030,554
†Medco Health Solutions	75,500	4,747,440
Novo Nordisk ADR	69,700	8,504,794
Perrigo	132,158	11,935,189
		53,892,516
Materials & Processing – 4.37%
*BHP Billiton ADR	18,750	1,716,563
Brasil Brokers Participacoes	827,200	3,774,783
Freeport-McMoRan Copper & Gold	100,200	5,306,592
Newmont Mining	85,200	4,737,972
*Syngenta ADR	98,100	6,240,141
		21,776,051
Producer Durables – 2.28%
Caterpillar	54,900	5,423,571
Expeditors International of Washington	64,200	3,063,624
Graco	65,300	2,868,629
		11,355,824

Technology – 28.30%
†Adobe Systems	279,500	7,747,740
†Apple	126,800	49,512,863
ARM Holdings ADR	25,000	719,750
†Crown Castle International	284,600	12,351,640
*FLIR Systems	66,400	1,823,344
†Google Class A	23,850	14,398,007
†Intuit	139,100	6,495,970
†Polycom	470,800	12,725,724
QUALCOMM	229,400	12,566,532
*†SBA Communications Class A	147,500	5,630,075
†Teradata	114,250	6,279,180
*†VeriFone Systems	120,332	4,737,471
*VeriSign	196,200	6,123,402
		141,111,698
Utilities – 1.18%
*j2 Global Communications	220,000	5,882,800
		5,882,800
Total Common Stock (cost $347,326,640)		472,091,252

Preferred Stock – 3.01%
=†MiaSole Series F	3,465,429	15,000,109
Total Preferred Stock (cost $15,000,109)		15,000,109

	Principal
	Amount
Short-Term Investments – 3.59%
≠Discount Notes – 2.03%
Federal Home Loan Bank
0.006% 8/3/11	$319,803	319,803
0.01% 8/11/11	1,148,310	1,148,301
0.015% 9/1/11	79,714	79,707
0.02% 9/20/11	159,428	159,406
0.04% 11/2/11	159,428	159,378
0.05% 8/6/11	7,477,379	7,477,379
Freddie Mac
0.001% 8/15/11	245,924	245,921
0.05% 11/2/11	528,169	528,005
		10,117,900
Repurchase Agreement – 0.51%
BNP Paribas 0.14%, dated 7/29/11, to be
repurchased on 8/1/11, repurchase price $2,558,674
(collateralized by U.S. government obligations
3.875% 4/15/29; market value $2,609,818)	2,558,644	2,558,644
		2,558,644
≠U.S. Treasury Obligations – 1.05%
U.S. Treasury Bills
0.002% 8/11/11	1,800,562	1,800,435
0.037% 8/4/11	3,421,698	3,421,626
		5,222,061
Total Short-Term Investments (cost $17,898,952)		17,898,605

Total Value of Securities Before Securities Lending Collateral – 101.27%
(cost $380,225,701)		504,989,966

	Number of
	Shares
Securities Lending Collateral** – 11.51%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	904,776	873,199
Delaware Investments Collateral Fund No.1	56,503,777	56,503,777
@†Mellon GSL Reinvestment Trust II	1,489,816	0
Total Securities Lending Collateral (cost $58,898,369)		57,376,976

Total Value of Securities – 112.78%
(cost $439,124,070)		562,366,942 ©
Obligation to Return Securities Lending Collateral** – (11.81%)		(58,898,369)
Other Liabilities Net of Receivables and Other Assets – (0.97%)		(4,828,271)
Net Assets Applicable to 13,743,345 Shares Outstanding – 100.00%		$498,640,302

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†Non income producing security.
*Fully or partially on loan.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At July 31, 2011, the aggregate amount of fair valued securities was $15,000,109, which represented 3.01% of the Fund’s net assets. See Note 1 in “Notes.”
≠The rate shown is the effective yield at the time of purchase.
@Illiquid security. At July 31, 2011, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 5 in “Notes.”
**See Note 4 in “Notes.”
©Includes $57,936,486 of securities loaned.

ADR – American Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds III – Delaware Select Growth Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (April 30, 2008 – April 30, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on July 29, 2011.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. 'The Fund generally does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At July 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At July 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$440,770,367
Aggregate unrealized appreciation	$132,465,431
Aggregate unrealized depreciation	(10,868,856)
Net unrealized appreciation	$121,596,575

For federal income tax purposes, at April 30, 2010, capital loss carryforwards of $127,019,343 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $18,530,411 expires in 2012, $68,111,595 expires in 2016, $32,537,385 expires in 2017 and $7,839,952 expires in 2018.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$461,542,308	$10,548,944	$-	$472,091,252
Preferred Stock	-	-	15,000,109	15,000,109
Short-Term Investments	2,558,644	15,339,961	-	17,898,605
Securities Lending Collateral	-	57,376,976	-	57,376,976
Total	$464,100,952	$83,265,881	$15,000,109	$562,366,942

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred
Stock
Balance as of 4/30/11	$10,000,073
Purchases	5,000,036
Balance as of 7/31/11	$15,000,109

Net change in unrealized
appreciation/depreciation
from investments still held
as of 7/31/11	$-

During the period ended July 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. There were no foreign currency contracts outstanding at July 31, 2011.

The volume of derivative transactions varies throughout the period. Information about derivative transactions reflected is as of the date of this report and generally similar to the volume of derivative activity for the period ended July 31, 2011.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust , that participate in BNY Mellon's securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At July 31, 2011, the value of securities on loan was $57,936,486, for which the Fund received collateral, comprised of non-cash collateral valued at $314,525 and cash collateral of $58,898,369. At July 31, 2011, the value of invested collateral was $57,376,976. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of July 31, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to July 31, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: